AGA Financial Forum May 19-20, 2021 Exhibit 99.1

Jeff Householder President & CEO Beth Cooper Executive Vice President, CFO and Asst. Secretary Jim Moriarty Executive Vice President, General Counsel , Corporate Secretary and Chief Policy and Risk Officer Presenters

Forward Looking Statements and Other Disclosures Safe Harbor Statement Some of the Statements in this document concerning future Company performance will be forward-looking within the meanings of the securities laws. Actual results may materially differ from those discussed in these forward-looking statements. You should refer to the additional information contained in Chesapeake Utilities’ Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other SEC filings concerning factors that could cause those results to be different than contemplated in today’s discussion. Reg D Disclosure Today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation D. Although non-GAAP measures are not intended to replace GAAP measures for evaluation of Chesapeake’s performance, Chesapeake believes that portions of the presentation, which include certain non-GAAP financial measures, provide a helpful comparison for an investor’s evaluation purposes. Gross Margin (Non-GAAP Measure) Gross Margin is determined by deducting the cost of sales from operating revenue. Cost of sales includes the purchased fuel cost for natural gas, electric and propane distribution operations and the cost of labor spent on different revenue-producing activities and excludes depreciation, amortization and accretion. Other companies may calculate gross margin in a different manner. COVID-19 Impact At this time, we cannot fully quantify the future impact that the Coronavirus Disease 2019 (“COVID-19”) will have on the economy, and more particularly, on Chesapeake Utilities Corporation. The earnings and capital estimates we have included herein do not reflect any future estimates of the potential impact. The Company has established regulatory assets totaling $1.6 million associated with the net incremental expense impacts, as authorized by the Delaware and Maryland PSCs, and initially provided by the Florida PSC. We are continuing to review the various expense impacts associated with COVID-19 and will adjust these estimates, as necessary, in the future.

Looking Back……. We have generated a strong track record of growth, whether measured over the near term or longer term. 15 years ROE 11% plus Dividend Payments: 60 years; past 14 years with increases. Five year annual average growth of 9.5% Top Quartile 16%+ Total Shareholder Returns Strong utility foundation with above average industry growth rate driven by customer demand Successful unregulated energy portfolio that complements our utility foundation Strong balance sheet; proven project development capabilities; well positioned for continued growth in a sustainable energy environment Capital investments of $1.7 Billion since 2009 Market Capitalization growth More than quadrupled over the last 10 years 14 years consecutive earnings growth

Consistently Delivered Strong Performance. Focused on Keeping Our Track Record Going. Culture of Safety; Employee Engagement; Continuous Improvement Disciplined Investment Growth Prudent Asset Management Earnings Growth; ROE above Peers Dividend Growth Total Shareholder Return Market Valuation

Analyst Estimate - Average CPK 2019 GAAP EPS CPK Guidance – Low Range CPK Guidance – High Range Market Capitalization Increased Performance is Driving Increased Value

$250 million Mid-Point $187.5 Million Dollars in Thousands Unless Otherwise Noted Total $1 billion Total $750 million $175,000 to $200,000 $562.5 million from 2021 Mid-point Capital Investment Guidance Continued Record Investment in Our Business Growth *2021 Capital Forecast range of $175 million to $200 million We will continue to update this forecast as we move through the year. Management provides its five year capital expenditure guidance 2021 thru 2025 up to $1 billion. We anticipate a portion of the $1 billion will be invested in renewable energy projects.

Strategic Growth Initiatives Organic Growth Optimize the earnings potential in our existing businesses through organic growth and business transformation. Gas Transmission Pursue intrastate and interstate gas transmission projects in selected markets. Propane Expand the propane wholesale, retail and AutoGas businesses in the Mid-Atlantic and Southeast. Marlin Gas Services Expand Marlin virtual pipeline and product transport business (CNG, LNG, RNG, Hydrogen, Co2). Sustainable Investments Renewable Natural Gas from waste sources CNG/RNG vehicle fuels Renewable power generation associated with RNG Hydrogen production We see a long runway ahead for continued growth in our core natural gas, propane and electric delivery businesses. Our attention is focused on lowering carbon emissions in our internal operations, and working with our contractors, suppliers and customers to reduce their carbon impacts. There is great opportunity for us to build a solid portfolio of sustainable energy investments.

Significant Initiatives Underway Significant Initiatives Underway Infrastructure Investment Delmarva and Florida ORGANIC GROWTH AND Pipeline Expansions Distribution System Improvement Projects Safety Town State of the Art Training Center Community Gas System Conversions Customer GROWTH, AUTOGAS, ACQUISITIONS RNG Collaborations Marlin Transport (Virtual Pipeline)

Natural Gas Distribution Growth Above Average Customer Growth Driving Significant Margin 3.7% 3.1% 4.2%* 4.8% *Excludes 6,867 residential and commercial customers added in conjunction with the Elkton Gas acquisition in 2020.

Key Expansion Projects Pipeline Growth and Margin Contribution Project Capital Investment Fully In-Service Annual Gross Margin Estimate West Palm Beach County DelMar Energy Pathway Callahan Pipeline (JV) Guernsey Power Station 2021 Third Quarter $5.2 million 2021 Fourth Quarter $6.7 million 2020 Second Quarter $7.6 million 2021 Fourth Quarter $1.5 million $46.9 million (1) $29.1 million $33.5 million CPK 50% $6.0 million Total Pipeline Project Investments of $130 million generates incremental gross margin of $21 million, including distribution margin currently identified with the project. 2022 Third Quarter $14.1 million (2) $61.0 million ESNG Gas Transmission Delmarva Gas Distribution

Expanding Our Propane Presence Significant Growth & Margin Contributions over the Last Five Yrs. Five Year Growth Rate 4.5% In addition to the above growth, our propane operations have continued to maximize the functionality and utilization of our storage assets to further enhance our retail propane margins. Propane Growth Drivers CGS Growth Start-up Expansions Acquisitions AutoGas Wholesale

Renewable Investment Opportunities Renewable Investment Opportunities Renewable energy projects that meet our fundamental strategic objectives and financial discipline standards (returns/risk profile). Renewable projects in states where we operate and have an understanding of the political, regulatory and business environments. Projects that can be linked to our current businesses and enable us to leverage multiple business units Either regulated foundational investments or related non-regulated investments that offer the opportunity for returns above our regulated returns Focused on investments in Delaware, Maryland, Pennsylvania, Ohio, Georgia, Florida, Virginia For example, offtake agreements for RNG, Marlin, etc. Opportunities to invest in renewable projects that we control Primary or majority control of the assets Consideration of investment structures in support of expanded participation Open to evaluating different operating, financing, etc. structures

Joint Projects with Clean Bay Renewables

Two Significant RNG and related Investment Opportunities
RNG and Organic Fertilizer Production from Poultry Waste

Westover, Maryland

- CPK existing agreement to own the gas processing equipment
  - Option to convert investment to equity in the total project
  - Negotiating the economic and governance terms with Clean Bay and other equity investors
- Anticipated project in-service date of Q4 2023
- Other contracts executed: Marlin Gas Transport, ESNG's interconnect and purchase of Blue gas for delivery to our DNG customers
- Potential conventional gas supply to Westover via our DNG unit and potentially as part of our DelMar Energy Pathway project
- Looking at solar investment opportunities
- Could be largest MD customer in terms of usage

Georgetown, DE

- In discussion with Clean Bay on the second Delmarva RNG facility which is under development in Sussex County, Delaware.
- Similar services and investment opportunities expected.

Total Chesapeake Range of New RNG Investment Opportunities:

$50-$75M including gas transport, transmission and distribution

Future Margin Estimates to be provided as details are finalized

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Joint Project with BioEnergy Devco

On Delmarva, BioEnergy Devco is constructing a poultry waste RNG facility in Sussex County, Delaware

BioEnergy has a twenty year supply contract with privately held poultry integrator, Perdue Farms, to deliver poultry waste from hatcheries, processing offal and wastewater.

The County Commission has recently approved the BioEnergy Devco conditional land use permit.

Chesapeake will transport the gas via Marlin to ESNG's interconnect where it will be transported to our distribution customers. We are evaluating the opportunity to own and operate the gas processing equipment at the plant site.

Our investment in the project is estimated at approximately $5 million for gas transport and up to an additional $10 million under consideration for gas processing. In-service is anticipated in late 2022.



An artist's rendering shows the location of the four anaerobic digesters behind the former composting plant, which will be repurposed as part of the project.

BIOENERGY DEVCO GRAPHIC

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Joint Project with Fortistar & Rumpke Waste & Recycling Project Developers: Fortistar and Rumpke Waste & Recycling Project Description:Construction of the Noble Road Landfill Renewable Natural Gas (RNG) Project, a $33 million transportation decarbonization project in Shiloh, Ohio. Waste methane from the landfill will be captured, extracted and transformed into RNG Our Role:RNG will be distributed through Chesapeake Utilities’ affiliate Aspire Energy’s pipelines. The fuel will be dispensed in fueling stations for natural gas vehicles via Trustar Energy, a Fortistar portfolio company. Multiple Project Benefits Captures 20K tons of methane emissions, the equivalent of 50K tons of carbon dioxide annually Reduction in diesel fuel= 6.9M gallons of gasoline gallon equivalents annually= 725 biofuel trucks Creation of 35-40 temporary construction jobs as well as three permanent green operations jobs Sustainable energy (RNG) created in the local communities also benefits (utilized in) those communities

Marlin Gas Services Recent and Planned CNG Opportunities Miami CNG Transit Bus Fleet Finishing an eight month deployment to service the City of Miami transit bus fleet. At peak, Marlin was fueling 160 CNG buses a day before the permanent pipeline and CNG fueling facilities were in place. Marlin’s CNG service enabled early delivery of the buses and an earlier than anticipated significant reduction in diesel emissions. Savannah Public CNG Vehicle Fueling Station Construction of the Savannah public CNG vehicle fueling and Marlin staging facility proceeding on schedule for an October 2021 in-service. Largest CNG fueling facilities on the east coast, with capacity to fuel 185 semi-trucks per day. Interest in CNG, and providing Renewable CNG, is very high. Currently working with several RNG marketers along with exploring opportunities to develop regional RNG production to serve the Savannah station. Temporary CNG Services Permanent CNG Services

Marlin Gas Services Building for the Future Advanced Compression Facilities Took delivery of its new ANSI 4-stage compressor unit Enables Marlin to offer a methane capture service to pipelines and utilities that need to remove a pipeline segment from service to provide maintenance or integrity work Rather than releasing the methane to the atmosphere, Marlin can receive the gas at almost any line pressure, compress it to CNG pressures and transfer it to a tanker. The gas can then be reintroduced at another point on the pipeline system. New LNG Tankers Four new LNG tankers to provide an expanded array of services to customers requiring larger gas quantities Internal Fleet Conversion Continuing our fleet conversion at Marlin from diesel fuel to compressed natural gas Eight new CNG tractor cabs will be delivered in July

2017* 2018 2019 2020 ---2025-- ---2021-- Previous CPK High Range Previous CPK Low Range CPK Low Range CPK High Range 8-Year CAGR EPS Growth 9.7% to 10.1% Strategic Capital Investments Continue to Drive Earnings Growth Diluted Earnings per Share Guidance Continuing Operations *2017 Adjusted for TCJA Impact * Diluted Earnings per Share from Continuing Operations ** CPK does not endorse nor confirm analyst estimates **

Recent Regulatory Initiatives ESNG Capital Cost Surcharge Programs to recover highway or railroad relocation projects to produce gross margin of $1.4 million in 2021 and $2.4 million in 2022 Florida GRIP Replaced 333 miles of main Invested $174 million since 2012 Hurricane Michael Refund the over-collection of interim rates through the fuel clause Capital Surcharges COVID – 19 Cost Recovery established regulatory assets totaling $1.6 million associated with the net incremental expense impacts, as authorized by the Delaware and Maryland PSCs, and initially provided by the Florida PSC COVID-19 Expected to generate $16.7M in gross margin in 2021 Including $8 million of new pips during first quarter of 2021 Record regulatory assets for storm costs in the amount of $45.8 million including interest which will be amortized over six years Recover these storm costs through a surcharge for a total of $7.7 million annually Collect an annual increase in revenue of $3.3 million to recover capital costs associated with new plant and a regulatory asset for the cost of removal and undepreciated plant

Recent State Level Governmental Affairs Activities Florida Activity We continue to monitor other states’ activities in regards to energy preemption and renewable energy opportunities. Energy Preemption Bill Filed by the Florida Natural Gas Association (FNGA). Renewable Energy Bill Filed by Chesapeake Utilities. Ohio Energy Preemption Bill Ohio HB 201 State Energy preemption legislation to prevent towns and municipals from banning natural gas passed the Ohio House in a 64-32 favorable vote The bill is now in the Ohio Senate Energy & Public Utilities Committee awaiting a hearing. Has cleared both chambers and is waiting on signature from the Governor. Defines Biogas, Renewable Natural Gas (RNG). Amends the definition of Renewable Energy to include RNG as a source. Provides for RNGs use in transportation, electric generation, and injection into gas distribution systems. Authorizes the PSC to approve cost recovery for RNG contracts that exceed market rates under certain conditions. Prospective implementation (July 1, 2021). Has cleared both chambers and is waiting on signature from the Governor. Restricts local governments from limiting energy choice for consumers. Retroactive implementation.

ESG Stewardship We take seriously our responsibility to be a good, trusted and ethical corporate citizen, and doing all we can to contribute, through investment, charitable contributions and volunteerism, to greater sustainability, environmental benefits and societal advancement. For more than 160 years, we have delivered affordable and sustainable energy solutions that respond timely to the evolving needs of our customers and the communities we serve. We take positive and informed steps to continue our tradition of reducing our direct methane emissions, while at the same time helping our customers and communities to reduce their emissions. We are committed to ensuring that safety, equity, diversity and inclusion are at the center of our culture. Each and every day, we proudly deliver essential, safe, reliable, affordable, sustainable and efficient energy solutions to our customers in Florida, Ohio and across the Delmarva Peninsula. We are committed to sustainable growth with financial discipline that generates long-term value for our stakeholders. Our success rests on the strength and dedication of our team, our diverse, inclusive and collaborative culture, and our award winning corporate governance practices, all of which contribute to our strong financial performance.

ESG Stewardship Together, the Chesapeake Utilities Team PROUDLY DELIVERS UNINTERRUPTED ENERGY SERVICES TO OUR CUSTOMERS We have an unwavering focus on advancing initiatives that are consistent with our long-history of growth, upper-quartile performance, and the reduction of greenhouse gas emissions. Our inaugural Corporate Responsibility and Sustainability Report will be made available during 2021, providing additional information and insights on our long-standing ESG stewardship. We are continuing to strengthen our safety culture. We are accelerating a business transformation process to address the organizational and technology enhancements that will support our continued responsible growth. Earth Day Lineworker Appreciation Day Happy Ramadan Happy Cinco De Mayo National Gas Workers Day Developmental Disabilities Month Women’s History Month World Wildlife Day

Corporate Culture   29 safety achievement awards Chesapeake Utilities for Best Company Over 50 People Through our 10-year Aspiring Scholars Program, 111 Chesapeake children of Company employees were selected to receive scholarship funds toward their studies at an accredited college, university or post-secondary education technical school. Awarded a top work place for 9 consecutive years and national top work place in 2021 Committed to equity, diversity and inclusion Embracing a Culture where all are welcome

Looking Forward……. We are committed to pursuing top quartile performance while meeting customer demand and ensuring a more sustainable future. Extended and expanded EPS guidance of $6.05-$6.25 for 2025 Continue dividend growth supported by earnings growth Target top quartile shareholder return $750M-$1B of new capital investments from 2021-2025 ROE target of 11% or greater Commitment to Safety Meet customer demand across the energy value chain while providing solutions that further increase the sustainability of our communities Innovative Solutions and Focus on Energy Transformation Energized Team that is Customer and Community Focused Above average customer growth; opportunities for continued expansion Continued growth via our identified Platforms for Growth Continuing our Long-term Record of Success

Thank You

Appendix Business Overview and Financial Results

Natural Gas Distribution Delaware, Maryland, Florida Electric Distribution Florida Propane Distribution and AutoGas Delaware, Maryland, Pennsylvania, Virginia, Florida Natural Gas Transmission Delaware, Maryland, Pennsylvania, Florida Marlin Mobile CNG and RNG Utility Services (Virtual Pipeline) Eight Flags Combined Heat & Power Eastern United States Regulated Energy Unregulated Energy 82% 18% Natural Gas Transportation Ohio Chesapeake Utilities Service Territories Business Overview Diversified Energy Delivery Business

Capital Investment Has Driven Our Earnings Growth Historical Cap Ex & Acquisitions (In Millions) FPU DelMar Energy Pathway Project Somerset County, MD Expansion (Currently Underway) Photo Courtesy Tom Mahn

Solid Track Record of Return on Equity (ROE) Consistently Exceeding the Peer Median and 75th Percentile * 10-Year Peer 75th Percentile – 10.09% * 10-Year Peer Median – 8.59% 1 Year 3 Year 5 Year 10 Year CPK 11.71% 11.61% 11.74% 11.80% Peer Median 8.76% 9.36% 9.02% 8.59% Peer 75th Percentile 9.85% 9.91% 10.15% 10.09% Return on Equity For the periods ending December 31, 2020 * Normal Comparative Peer Group

Diluted Earnings per Share Annualized Dividends 9.5% Five Year Growth - 2021 Growth in Earnings Drives Dividend Growth For Periods Ended December 31st $0.08 $0.18 $0.14 $0.14 $0.16 $0.30 $0.51 ($0.10) TCJA $0.69 $0.14 9.4% Five Year Growth - 2020

First Quarter Financial Summary For the quarters ended March 31, 2021 and 2020 17.1% 22.5% 18.7% 10.7%

First Quarter 2021 Key Highlights Expansion projects, customer growth, and pipeline replacements generated $4.1 million in additional gross margin Return to more normal weather and customer consumption for the quarter increased gross margin by $6.4 million Higher retail propane margins per gallon generated $1.3 million in additional gross margin Increased demand for Marlin CNG services added $0.7 million in incremental gross margin Hurricane Michael regulatory proceeding resulted in $2.6 million in gross margin CONTINUED PROFITABLE GROWTH INITIATIVES ACROSS ALL BUSINESS UNITS First quarter 2021 earnings per share from continuing operations was $1.96, an increase of $0.19 or 10.7% compared to $1.77 for the first quarter of 2020. Acquisitions (Elkton and Western Natural Gas) added $1.8 million in incremental gross margin

Major Projects and Initiatives Margin Contribution Increases (000’s) $8,336 $14,132 $7,508 Note: Auburndale Pipeline ($679K) and Boulden Acquisition ($3,909K) fully in service in 2020 so have been removed from this Key Projects Table.

Capital Expenditures Forecast Still on Track with 2021 Initial Guidance 2021 Key Projects: Delmarva Natural Gas Distribution - Somerset County, Eastern Shore's Del-Mar Energy Pathway, Florida's Western Palm Beach County, Florida GRIP, natural gas distribution and transmission systems, natural gas and electric system infrastructure improvement activities, Marlin Gas Services' CNG transport growth and expansion into RNG and LNG transport, Bioenergy Devco RNG, CleanBay RNG, information technology systems, and other strategic initiatives and investments. Year-to-date 2021 Capital expenditures just under $49 million

Capital Structure Overview Strong Balance Sheet to Support Growth Within our target equity range Stockholders’ Equity increased $29.3 million during the first quarter of 2021 primarily driven by: Retained Earnings increased $26.6 million Dividend Reinvestment and Stock Compensation Plans increased $2.5million Short-Term Debt Avg. Interest Rate - 1.20% Long-Term Debt Avg. Interest Rate - 3.62% Issuances Full Year 2020